                                                                      Exhibit 99

                         HEATHCARE SERVICES GROUP, INC.
                           DIVIDEND REINVESTMENT PLAN
                                 ENROLLMENT FORM

Check only one of the following options:

            [ ]    FULL  DIVIDEND  REINVESTMENT.  I want  to  reinvest
                   dividends on all shares registered in my name.
            [ ]    PARTIAL DIVIDEND  REINVESTMENT.  I want to reinvest
                   dividends on only [ ] shares registered in my name.
            [ ]    SAFEKEEPING.  I hereby  transmit  to the  Agent for
                   safekeeping  in my name the following  certificates
                   representing  shares of HEALTHCARE  SERVICES GROUP,
                   INC. (Requires full dividend reinvestment on shares
                   held for safekeeping.)
            [ ]    You need not endorse the certificates for this purpose:

                       Certificate Number              Number of Shares

                       __________________              ________________
                       __________________              ________________
                       __________________              ________________
                       __________________              ________________
                       __________________              ________________
                       __________________              ________________

                   To enroll in the plan, please sign the reverse side.

THIS IS NOT A PROXY

            Completion and return of this form appoints  American Stock Transfer
& Trust Company your agent and  authorizes  your  enrollment  in the  HEALTHCARE
SERVICES GROUP, INC. Dividend Reinvestment Plan, as indicated.

DO NOT RETURN THIS UNLESS YOU INTEND TO PARTICIPATE IN THE PLAN.

            You may  withdraw  from the plan at any time by  notifying  American
Stock Transfer & Trust Company in writing.

            Please return this card in the envelope provided to:

               Healthcare Services Group, Inc. Dividend Reinvestment Plan
               c/o American Stock Transfer & Trust Company
               Dividend Reinvestment Dept.

               P.O. Box 922 Wall Street Station
               New York, New York  10269-0560

               Please enroll me in the Plan as indicated above.

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         Print Name                      (All registered stockholders must sign
                                          exactly how the account is registered)

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         Print Address

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         Social Security Number                       Date